EXHIBIT (h)(6)(b)

         This Exhibit A, dated as of June 30, 2003, is Exhibit A to the Sub-Transfer Agency Services Agreement dated July 1, 1996 between Harris Trust and Savings Bank and PFPC Inc.

                              HARRIS INSIGHT FUNDS

                   Harris Insight Government Money Market Fund
                        Harris Insight Money Market Fund
                   Harris Insight Tax-Exempt Money Market Fund
                   Harris Insight Short/Intermediate Bond Fund
                            Harris Insight Bond Fund
                       Harris Insight High Yield Bond Fund
                Harris Insight Intermediate Government Bond Fund
                Harris Insight Intermediate Tax-Exempt Bond Fund
                       Harris Insight Tax-Exempt Bond Fund
                   Harris Insight High Yield Select Bond Fund
                           Harris Insight Equity Fund
                 Harris Insight Small-Cap Aggressive Growth Fund
                         Harris Insight Core Equity Fund
                    Harris Insight Small-Cap Opportunity Fund
                       Harris Insight Small-Cap Value Fund
                            Harris Insight Index Fund
                          Harris Insight Balanced Fund
                        Harris Insight International Fund
                      Harris Insight Emerging Markets Fund



                                               HARRIS TRUST AND SAVINGS BANK


                                               By:      /s/ Peter P. Capaccio
                                                        ---------------------
                                                        Peter P. Capaccio
                                                        Senior Vice President

                                               PFPC INC.

                                               By:      /s/ Neal J. Andrews
                                                        -------------------
                                                        Neal J. Andrews
                                               Title:   Senior Vice President